UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 19, 2022

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39317	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 19, 2022, the Board of Directors (the “Board”) of ON Semiconductor Corporation (the “Company”) amended and restated the Company’s bylaws (the “Bylaws”) to:

•

amend Section 1 of Article II to allow certain eligible stockholders to include one or more director nominees in the Company’s proxy statement, with such provisions including the eligibility criteria, compliance with disclosure requirements and notification procedures applicable to such stockholders;

•

amend Sections 1, 2, and 5 of Article II to provide for any stockholder meeting to be held virtually or via means of remote communication and for the electronic transmission of notices for stockholder meetings (to the extent allowed under applicable law);

•

amend Sections 1 and 2 of Article II to clarify the duties of stockholders who submit director nominations or other proposals and to state explicitly that the Board is entitled to solicit against any such nomination or proposal;

•

amend Article III to codify certain features concerning (i) the powers, election, qualification and term of directors, (ii) how Board vacancies are filled and (iii) procedures for director resignations and removals;

•	amend Article VII to add indemnification provisions consistent with provisions included in the Company’s Certificate of Incorporation; and

•	make clarifications, updates and other, non-substantive changes to the Bylaws in Articles II, III, IV and V.

This description of the amendments to the Bylaws is qualified in its entirety by reference to the text of the amended and restated Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The below exhibit is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Amended and Restated Bylaws (effective August 19, 2022)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: August 25, 2022	By:	/s/ PAMELA L. TONDREAU
Pamela L. Tondreau Executive Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary